Exhibit 16






                    LIMITED POWER OF ATTORNEY


      I, Kenneth R. Leibler, a director and the Chairman of the Board of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Philip K. Polkinghorn,
Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director and the Chairman of the Board of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-
effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 28th day of June, 1999.


/s/Kenneth R. Leibler
Kenneth R. Leibler
Director and Chairman of the Board




                    LIMITED POWER OF ATTORNEY


      I, Philip K. Polkinghorn, a director and the President and Chief Executive Officer of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director and the President and Chief Executive Officer of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-
effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 30th day of June, 1999.


/s/Philip K. Polkinghorn
Philip K. Polkinghorn
Director, President and Chief Executive Officer




                    LIMITED POWER OF ATTORNEY


      I, Barry G. Hittner, a director of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 28th day of June, 1999.


/s/Barry G. Hittner
Barry G. Hittner
Director




                    LIMITED POWER OF ATTORNEY


      I, Robert C. Nyman, a director of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 29 day of June, 1999.


/s/Robert C. Nyman
Robert C. Nyman
Director




                    LIMITED POWER OF ATTORNEY


      I, Frederick Lippitt, a director of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 28th day of June, 1999.


/s/Frederick Lippitt
Frederick Lippitt
Director




                    LIMITED POWER OF ATTORNEY


      I, Bernhard M. Koch, a Senior Vice President and the Chief Financial Officer of Keyport Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of Rhode Island, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a Senior Vice President and the Chief Financial Officer of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto);
(2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this 29th day of June, 1999.


/s/Bernhard N. Koch
Bernhard M. Koch
Senior Vice President and Chief Financial Officer